UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-30B-2

SHAREHOLDER NEWSLETTER

Investment Company Act file number: 811-6027

KAVILCO INCORPORATED

(Exact name of registrant as specified in charter)

600 University Street, Suite 3010
Seattle, Washington 98101-1129

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (206) 624-6166

Date of fiscal year end: December 31, 2011

Date of reporting period: April 1, 2011

Kavilco Incorporated Newsletter

April 2011

Note to SEC: Kavilco Incorporated is an Alaska Native Corporation that operates under the Investment Company Act of 1940. The Alaska Native Claims Settlement Act, which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock can only be transferred by court decree or gifting to a blood relative, and cannot be sold or used as collateral. The following discussion has been edited so that the dividend declaration, portfolio, and important reminders about distributions from Kavilco's newsletter are attached to the N-30B-2. Articles not included in our filing are Direct Deposit and In Memory of Dr. Erma G. Lawrence.

Dividend Declaration
I am pleased to announce that on March 18, 2011, the Board of Directors declared a cash dividend of $19.00 per share. This dividend was paid to shareholders of record as of March 21, 2011. This dividend reflects undistributed earnings from 2010.

Your dividend check is enclosed with this newsletter unless you have direct deposit.

A Registered Investment Company (RIC) must distribute at least 90% of their earnings to avoid being subject to a 40% federal income tax rate. For shareholders with 100 shares your dividend is $1,900. If Kavilco was not a RIC and had to pay income tax, your dividend after tax would be $1,140. Therefore, you receive an additional $760 because Kavilco does not have to pay federal income tax.

Kavilco an gaa K'uláas an uu waayáat t'alang Kíl láagang. Íitl'k dáalaa tl'istgán sang t'alang Kíl láagang, tla'íi íitl gudáas. Gíits gwaa tl'aa láa' an gin láagíi — waasaang.

This is to take the opportunity to express appreciation to Kavilco, its President and Board of Directors for their wise decisions in the distribution of funds — especially taking into consideration the elderly shareholders. We extend to them our best wishes for future plans of our Corporation. — Dr. Erma G. Lawrence, Haida Language Specialist

Portfolio
The U.S. economy is suffering from the lingering slump in housing with recent data on sales of new homes and existing residences being less than inspiring. Indeed, it appears that it will be a year or two before this sector is recovering strongly. Then there is inflation, which is now starting to pick up, most notably for food and energy.

Looking abroad, there are global economic issues surrounding the devastating earthquake in Japan. Also, we have the serious tension in North Africa and the Middle East, plus the surge in oil prices to consider. These are a few of the major economic headwinds we discussed at the March Board Meeting and how they will impact our portfolio strategy.

The Federal Reserve has employed various strategies to keep interest rates at historical lows so that we don't end up in another recession, or worse, a depression. This low interest rate environment has made it difficult to increase the return on our bond portfolio, which, in turn, impacts your dividend. However, I am please to report that all of our 41 bond investments are on sound footing. Granted, this can change without warning.

We have expanded our stock strategy to include investments in high yielding Dow Jones Industrial stocks. $250,000 has been set aside for this strategy with the goal of increasing dividend income and the possibility of capital gains.

Important Reminders About Distributions
Shareholders are strongly encouraged to keep Kavilco informed of their most recent contact information. Payments to shareholders might be delayed for any of the following reasons:

Change of Address was not submitted prior to Record Date. Only a shareholder can change his or her address. Kavilco cannot accept address changes by friends or relatives of the shareholder. Change of address forms are available on our website or by calling our toll free number and requesting a form.

Change of Name has not been submitted to Kavilco's Shareholder Records. If a shareholder's name has changed due to marriage, divorce, adoption, etc., he or she must complete an Affidavit of Name Change form. Name change forms are available on our website or by calling our toll free number and requesting a form. It must be signed in the presence of a Notary Public and returned to Kavilco with a copy of the marriage certificate, adoption or divorce decree stating that the shareholder's name has been legally changed.

Direct Deposit form contains inaccurate information. Direct deposit authorizations must be received no later than three (3) weeks before a disbursement.

Kavilco's website has a Frequently Asked Questions page which answers many shareholder questions and provides links to additional information. Please keep your shareholder information current. Contact Kavilco with any changes at our toll free number 800.786.9574.

Please feel free to call me at our toll free number 800.786.9574.

Sincerely,

/s/ Louis A. Thompson

Louis A. Thompson
President/CEO